SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                            ______________________

                                  FORM 8-K



                               CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported)
                                February 6, 2001



                           UNION CARBIDE CORPORATION
             (Exact name of registrant as specified in its charter)



    New York                     1-1463                       13-1421730
(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)





              39 Old Ridgebury Rd, Danbury, CT           06817-0001
          (Address of principal executive offices)       (Zip code)



                        Registrant's telephone number,
                      including area code 203-794-2000


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Item 5.  OTHER EVENTS


         See attached press release dated February 6, 2001 accompanying this report as Exhibit 99 regarding the merger of Union Carbide Corporation with a subsidiary of The Dow Chemical Company.




Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              99.  Press release dated February 6, 2001.




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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









Date:  February 6, 2001



                                        UNION CARBIDE CORPORATION




                                        /s/ J. Macdonald
                                        Secretary





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                                 EXHIBIT INDEX



Exhibits

99.  Press release dated February 6, 2001.




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